                                                                 Exhibit (24)


                             THE GORMAN-RUPP COMPANY

                          CERTIFICATE OF THE SECRETARY

     The undersigned hereby certifies that he is the duly elected, qualified and acting Corporate Secretary of The Gorman-Rupp Company, an Ohio corporation (the "Company"), and that the following resolutions were duly adopted by the Company's Board of Directors at a duly noticed and called meeting held on January 23, 1997 at which a quorum was present and acting throughout, which resolutions have not been amended, rescinded or modified and are in full force and effect on the date hereof.

     RESOLVED, that the officers of the Company, and each of them, hereby are authorized, for and on behalf of the Company, to prepare, sign and file, or cause to be prepared, signed and filed, with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, the Company's 1996 Annual Report on Form 10-K, and any and all amendments thereto, and to do or cause to be done all things necessary or advisable in connection therewith.

     FURTHER RESOLVED, that John A. Walter, Jeffrey S. Gorman, Robert E. Kirkendall and Anthony R. Moore, and each of them, hereby are appointed attorneys for the Company, with full power of substitution, for and in the name, place and stead of the Company, to sign and file the Company's 1996 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with full power and authority to do and perform any and all acts necessary or advisable.

     FURTHER RESOLVED, that the officers of the Company and each of them, hereby are authorized, for and on behalf of the Company, to execute a power of attorney evidencing the foregoing appointments.

     IN WITNESS WHEREOF, I have hereunto signed this Certificate as of the 24th day of March, 1997.


                                             /s/ ROBERT E. KIRKENDALL
                                             ---------------------------
                                             Robert E. Kirkendall
                                             Corporate Secretary

                                                                  Exhibit (24)


                                POWER OF ATTORNEY

     The undersigned, The Gorman-Rupp Company (the "Company"), by the undersigned officer of the Company hereunto duly authorized, hereby appoints John A. Walter, Jeffrey S. Gorman, Robert E. Kirkendall and Anthony R. Moore, and each of them, as attorneys for the Company with full power of substitution, for and in its name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company's 1996 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

     Executed this 24th day of March 1997.


                                          THE GORMAN-RUPP COMPANY

                                          BY: /s/ ROBERT E. KIRKENDALL
                                              ---------------------------
                                              Robert E. Kirkendall
                                              Corporate Secretary

                                                                Exhibit (24)


                                POWER OF ATTORNEY

The undersigned Officers and Directors of The Gorman-Rupp Company (the "Company") hereby appoint John A. Walter, Jeffrey S. Gorman, Robert E. Kirkendall, and Anthony R. Moore, and each of them, as attorneys for each of the undersigned, with full power of substitution, for and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company's 1996 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

Executed this 23rd day of January 1997.

/s/ JOHN A. WALTER                    President, Principal Executive Officer
--------------------------            and Director
John A. Walter

/s/ KENNETH E. DUDLEY                 Treasurer and Principal Financial
--------------------------            and Accounting Officer
Kenneth E. Dudley

/s/ JAMES C. GORMAN                   Director
--------------------------
James C. Gorman

/s/ WILLIAM A. CALHOUN                Director
--------------------------
William A. Calhoun

/s/ JEFFREY S. GORMAN                 Director
--------------------------
Jeffrey S. Gorman

/s/ THOMAS E. HOAGLIN                 Director
--------------------------
Thomas E. Hoaglin

/s/ PETER B. LAKE                     Director
--------------------------
Peter B. Lake

/s/ JAMES R. WATSON                   Director
--------------------------
James R. Watson